SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 30, 2002 (October 25, 2002)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
JULY 18, 2002

ITEMS IN FORM 8-K

ITEM 5. OTHER EVENTS

     On October 25, 2002, JAKKS Pacific, Inc. completed its acquisition and merger of Toymax International, Inc. (“Toymax”). This Current Report on Form 8-K incorporates by reference our press release dated October 28, 2002 relating to the completion of the Toymax merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

(a)	Exhibits

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated October 28, 2002 relating to the completion of the Toymax merger(1)

(1)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2002

JAKKS PACIFIC, INC

By:	/s/ JOEL M. BENNETT

Joel M. Bennett Executive Vice President

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated October 28, 2002 relating to the completion of the Toymax merger(1)

(1)	Filed herewith.